Filed by Ashford Hospitality Trust, Inc.
(Commission File No. 001-31775) pursuant
to Rule 425 under the Securities Act of
1933 and deemed filed pursuant to
Rule 14a-12 under the Securities Exchange
Act of 1934

Subject Company: FelCor Lodging Trust Incorporated
Commission File No. 001-14236

Exhibit 99.3
NEWS RELEASE

ASHFORD HOSPITALITY TRUST NOMINATES SEVEN HIGHLY-
QUALIFIED, INDEPENDENT CANDIDATES FOR ELECTION TO THE
BOARD OF FELCOR LODGING TRUST

Ashford Hospitality Trust Proposes to Acquire FelCor Lodging Trust at a Significant Premium
of 28% to Create Compelling Long-Term Shareholder Value

FelCor Shareholders Deserve a Board That Will Act in the Best Interest of Shareholders by
Seriously Engaging with Ashford Trust on this Compelling Value Creation Opportunity

DALLAS, February 21, 2017 – Ashford Hospitality Trust (NYSE: AHT) (“Ashford Trust”), owner of 4.5% of the outstanding common shares of FelCor Lodging Trust Incorporated (NYSE: FCH) (“FelCor”), today announced that it is nominating a slate of seven highly-qualified, independent directors for election to FelCor’s Board of Directors at the 2017 Annual Meeting of Stockholders.

This slate of highly competent director nominees -- together possessing relevant expertise, investment acumen, and management experience -- Ashford Trust believes will be able to implement significant, value-creating change at FelCor, and as a part of this, would evaluate all options to maximize value including engaging with Ashford Trust in a more meaningful fashion, in accordance with their fiduciary duties.

In a separate announcement today, Ashford Trust disclosed that it has submitted a non-binding proposal to acquire FelCor for a total consideration of $9.27 per share comprised of a fixed exchange ratio of 1.192 shares of Ashford Trust, 0.003 shares of Ashford Inc., and 0.001 warrants to purchase Ashford Inc. shares in exchange for each share of FelCor. This offer, based on Ashford Trust’s written non-binding proposal to FelCor’s Board of Directors on February 21, 2017, represents a substantial premium of 28% over FelCor’s current stock price of $7.23 on February 17, 2017, a 23% premium to the 10-trading day volume weighted average price, and an 11% premium to FelCor's 52-week high closing stock price of $8.34 on December 14, 2016.

Ashford Trust strongly believes that the proposed combination has compelling strategic, operational, and financial merit, presenting the shareholders of FelCor and Ashford Trust with a significant value creation opportunity.
Over the past several months, Ashford Trust has repeatedly tried to engage in substantive discussions with FelCor regarding its proposal. Even though FelCor entered into a mutual non-disclosure agreement with Ashford Trust, FelCor has been unwilling to share usual and customary information with us, including historical property level financial statements and property management agreements. Ashford Trust can only reasonably assume from FelCor's actions, including extending brand management contracts that Ashford Trust believes impact value and announcing the hiring of a new CEO, that FelCor is unwilling to engage in good faith discussions and seriously consider our proposal to create long-term value for all shareholders.
Given what we view as the FelCor Board's long track record of underperformance, value impairment, and unwillingness to engage with us in good faith, Ashford Trust has today decided to make its proposal public in order to inform FelCor shareholders of its intent and put forth a slate of independent directors to ensure that FelCor appropriately considers the proposal.

Ashford Trust believes that FelCor needs a new and improved board comprised of highly-qualified, independent candidates to properly evaluate value maximizing opportunities on behalf of all FelCor shareholders. Ashford Trust believes the following candidates possess the experience, skillset, and acumen necessary to effect change in a manner that would create significant value for all FelCor shareholders.

Nominee Biographies

Marvin Banks
Marvin Banks has over 30 years of experience in real estate. He currently serves as President of M Banks Realty Partners, which he founded in 2014 and where he oversees a multifamily real estate investment platform oriented toward arbitrage opportunities creating outsized returns. Mr. Banks also serves as Chairman of BluTrend, a technology firm focused on back office automation for multifamily real estate firms, and is a Founding Advisor of Package Solutions, a technology driven startup targeting package delivery solutions in the multifamily arena. From 2013 to 2014, Mr. Banks was Chief Operating Officer of Storage Post, responsible for managing operations of the company’s network of self-storage facilities. From 2011 to 2013, he was President and Chief Financial Officer of Cortland Partners, a full-service multifamily real estate acquisition, development, and operating company, where he remains a corporate advisor. In this role, he was responsible for the onboarding of property management operations, organizational infrastructure, strategic planning, and capital market efforts as the firm evolved from 2,000 apartments to 11,000 apartments in three years. In 2006, Mr. Banks helped form the Private Bank of Buckhead, and subsequently served as its Lead Director of the Board in 2009, which completed a merger with National Bank of Commerce on January 1, 2017 and now serves as an advisory board member. Before that, Mr. Banks spent 15 years at Gables Residential as Senior Vice President, Chief Financial Officer, and a member of the Executive Committee, where he led the company’s $475 million initial public offering and architected its subsequent capital structure. Mr. Banks started in the multifamily business in 1988 when he joined Trammell Crow Residential as a Controller, and later served as a Partner from 1990 to 1994. Mr. Banks teaches graduate courses on real estate investment trusts at Emory University’s Goizueta Business School. He is a past faculty member at Georgia State University and The University of Texas at Austin. A certified public accountant, Mr. Banks serves on various boards of local non-profits including the Atlanta Children’s Museum and the Georgia Council for International Visitors. He

received in Bachelor of Business Administration in Accounting from the University of Texas at Austin.

Keith O. Cowan
Keith O. Cowan has over 16 years of experience as an executive officer in the telecommunications industry specializing in strategic planning, mergers and acquisitions, business development, marketing, consumer product and services management, and network operations.  Prior to that, for 14 years, Mr. Cowan was a practicing attorney and law firm partner focused on the execution of capital markets and M&A transactions, and providing Board advice. Since January 2013, Mr. Cowan has served as the Chief Executive Officer of Cowan Consulting Corporation LLC, a privately held company that provides strategic planning and board advisory services, and manages investments. Previously, from July 2007 to January 2013, Mr. Cowan was the President of Strategic Planning and Corporate Initiatives at Sprint Corporation, with responsibilities that ranged from developing the long-term strategic plan for Sprint, to managing the sale of control of Sprint to Softbank. From January 2007 to July 2007, Mr. Cowan was the Executive Vice President at Genuine Parts Company, responsible for strategic planning, business development, information services and telecommunications. From May 1996 to January 2007, Mr. Cowan held a variety of roles at BellSouth Corporation, which subsequently merged with AT&T, including Chief Development Officer, Chief Network Field Officer and President of Marketing and Product Management. During his careers with both BellSouth and Sprint, Mr. Cowan was responsible for structuring, negotiating, recommending and obtaining board approval for several of the largest and most complex transactions in the telecommunications industry. Prior to joining the telecommunications industry, he began his career in 1982 as an attorney at Alston & Bird LLP, focusing on corporate and securities law, corporate transactions and providing board advice to private and public companies. Mr. Cowan has served as a board member of dozens of private companies, two public companies, and numerous not-for-profit and civic organizations.  Among his current roles and responsibilities, Mr. Cowan is the Chairman of the Board of Aegex Technologies, CX Technologies (ENGAGEcx), Cobra Legal Solutions and Venadar LLC. He also is the Chairman of the Board of the Morehead – Cain Scholarship Fund, and the Vice Chairman of the Board of the Fox Theatre in Atlanta, Georgia.  Mr. Cowan holds a Bachelor of Arts degree in Economics and Political Science from University of North Carolina at Chapel Hill, where he was a Morehead Scholar, and has a Juris Doctor from University of Virginia.

Jeffrey N. Lavine
Jeffrey N. Lavine has over 25 years of experience in the commercial real estate industry. Mr. Lavine is President of Deerwood Real Estate Capital, a commercial mortgage brokerage specializing in assisting clients with debt and equity sourcing. In this role, Mr. Lavine is responsible for implementing short and long term business strategies and is part of the senior management team responsible for running the day-to-day operations of the firm including hiring, legal, compliance, pipeline review and training. From 2014 to 2015, Mr. Lavine was Principal of JN Lavine Advisors, where he provided consulting and advisory services to clients in commercial real estate, debt and capital markets. Previously, he spent approximately eight years at UBS. From 2009 to 2014, he was Managing Director and Co-Head of the US, European and Japanese Commercial Real Estate Group of SNB StabFund, a workout group of UBS’s distressed commercial real estate assets. In this role, he was responsible for managing a multi-billion dollar portfolio of domestic and foreign commercial real estate loans, REO properties, equity, credit and structuring for securities. From 2006 to 2009, he was Managing Director and Head of Transaction Management & Loan Structuring for a new UBS real estate lending platform. As a founding member of the team, he was involved in developing and creating securitized and balance sheet lending programs. Before joining UBS, from 1997 to 2006, he was a Senior Managing Director at Bear Stearns, where he created and headed the firm’s Loan Closing and Structuring Group. Mr. Lavine holds a Bachelor of Arts in Economics and Political Science, magna cum laude, from Tufts University. He received a Master of Business Administration from Columbia Business School and a Juris Doctor from Boston University School of Law.

Christos Megalou
Christos Megalou is a senior international banker with over 30 years of experience in management, banking and finance, investment banking, mergers and acquisitions and capital markets. Mr. Megalou is currently the Founder and Managing Director of Tite Capital Limited, a private financial consultancy company based in London. He is also an Associate of Eilon Associates, an independent corporate finance advisory firm. Since 2016, he has been a Distinguished Fellow of the Global Federation of Competitiveness Councils in Washington, D.C. From 2013 to 2015, Mr. Megalou was Chief Executive Officer and Chairman of the Executive Board of Eurobank Ergasias SA, one of the four Systemic banks in Greece. From 2010 to 2013, Mr. Megalou served as Chairman of the Hellenic Bankers Association in the United Kingdom. From 1997 to 2013, he was Vice-Chairman of Southern Europe, Co-head of Investment Banking for Southern Europe and Managing Director in the Investment Banking Division of Credit Suisse in London. From 1991 to 1997, he was a Director at Barclays de Zoete Wedd. He is a member of the Board of Directors of Safe Bulkers Inc., a New York Stock Exchange listed externally-managed provider of marine drybulk transportation services, transporting bulk cargoes along worldwide shipping routes. He received a Bachelor of Science in Economics from the University of Athens and holds a Master of Business Administration in Finance from Aston University in Birmingham, United Kingdom.

John Mark Ramsey
John Mark Ramsey is a Board member, President and Chief Executive Officer of Sentio Healthcare Properties, Inc., a real estate investment trust, which invests exclusively in healthcare related real estate. In this capacity, he is responsible for overseeing the strategic direction of the REIT along with the management and growth initiatives of the company. Since becoming the lead executive in January of 2012, the Company has successful attracted institutional capital and doubled the size of the platform. Mr. Ramsey is also the Co-Founder and Chief Executive Officer of Sentio Investments, LLC, which offers flexible real estate capital solutions for medical facility and senior housing developers and owner operators. Sentio Investments currently serves as the sole advisor to Sentio Healthcare Properties, Inc. From May 2007 to December 2011, Mr. Ramsey was the Chief Executive Officer of Servant Healthcare Investments, LLC, a private real estate advisory company, which previously served as sub-advisor to Sentio Healthcare Properties, Inc. From 2003 to 2006, Mr. Ramsey was the Senior Vice President of Investments at CNL Retirement Corp.  In this capacity, he managed the investment group and was responsible for implementing and executing the investment strategy in the senior housing and medical facilities’ sectors. Mr. Ramsey was actively involved in over $3.0 billion of healthcare real estate investments. CNL successfully sold its healthcare real estate business to Health Care Property

Investors, Inc., (NYSE: HCP) in 2006.  At the time, HCP was the nation’s largest real estate investment trust focusing exclusively on properties serving the healthcare industry. Mr. Ramsey began his career in healthcare real estate as Co-Founder of a regionally focused senior housing owner, operator and developer.  The company, which he helped launch, remains an active participant in senior housing throughout the southeast United States.  Mr. Ramsey’s combined real estate healthcare experience totals over $4.0 billion.  Mr. Ramsey is a Magna Cum Laude graduate of Florida State University, having earned dual degrees in finance and real estate.

Gregory Z. Rush
Gregory Z. Rush has over 24 years of experience in the institutional real estate space including holding a variety of positions as a board member for a publicly traded REIT, an investor, investment banker and a financial analyst for a publicly traded REIT. Mr. Rush currently serves as Managing Member of Rush Capital Partners LLC (RCP), an investment firm he founded in September 2015 that focuses on value-add and opportunistic real estate investments in the US and Europe. From March 2016 to January 2017, he was a Board member and member of the special committee for NorthStar Realty Finance, a leading global real estate and investment management firm. In this role, he helped lead the negotiations and execution on behalf of NorthStar Realty Finance in connection with its tri-party merger with Colony Financial and NorthStar Asset Management to create one of the largest global real estate management funds with $58 billion of assets under management. From January 2005 to August 2015, Mr. Rush was a Partner, Managing Director and member of the investment committee for Dune Real Estate Partners, an investment firm focused on managing a series of real estate private equity funds. Prior to joining Dune in 2005, Mr. Rush was an Executive Director in Morgan Stanley's Real Estate Investment Banking Group, which he joined in 2000. Prior to Morgan Stanley, Mr. Rush spent three years in the Real Estate Investment Banking department of Merrill Lynch & Co. From 1993 to 1995, he was a financial analyst with Vornado Realty Trust, a publicly traded real estate investment trust. Mr. Rush is a Full Member of the Urban Land Institute and serves as a Vice Chair on Urban Development and Mixed Use Council (Green Flight). Mr. Rush received a Bachelor degree in History from the University of Pennsylvania and a Master of Business Administration in Finance and Economics from New York University – Leonard N. Stern School of Business.

Daniel E. Schmerin
Daniel E. Schmerin is the Director of Investment Research at Fairholme Capital Management, a Miami-based investment adviser with approximately $5 billion in assets under management.  In this role, he assists the Chief Investment Officer in executing the firm’s contrarian, value-oriented investment strategy across three public mutual funds, a private investment partnership, and dozens of separately managed accounts.  Mr. Schmerin manages a team that is responsible for generating new investment ideas as well as conducting research and analysis on existing portfolio positions, and has primarily focused on publicly traded companies in the financial services and real estate sectors.  Prior to joining Fairholme in 2011, he served as Chief Operating Officer for the Legacy Securities Public-Private Investment Program in the Office of Financial Stability at the U.S. Department of the Treasury.  In this role, Mr. Schmerin was responsible for ensuring effective implementation and timely execution of a $40 billion initiative designed to draw new private capital into the market for troubled real estate-related securities by providing government equity co-investment and attractive public financing.  Mr. Schmerin also led the CIO

Executive Committee, which advised the Chief Investment Officer on management and operational issues.  Mr. Schmerin received the Department’s Special Act Award for providing exceptional support to the Secretary of the Treasury in 2008, as well as commendations for outstanding performance in 2009 and 2010.  Before joining the Treasury, Mr. Schmerin served in the Executive Office of the President at the White House and in the Bureau of Economic and Business Affairs at the U.S. Department of State.  He is a Member of the Board of Directors at the Miami Children’s Museum, and a Term Member at the Council on Foreign Relations.  Mr. Schmerin earned a Bachelor of Arts degree, magna cum laude, from the University of Pennsylvania, where he received the Norman D. Palmer Prize for best undergraduate thesis in International Relations.  He subsequently earned a Master of Science degree with highest honors from the London School of Economics, and a Master of Arts degree with distinction from Georgetown University.

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Contacts

Ashford Hospitality Trust	Media	MacKenzie Partners, Inc.
Deric Eubanks Chief Financial Officer (972) 490-9600 Jordan Jennings Investor Relations (972) 778-9487	Lex Suvanto (212) 729-2463 Lex.suvanto@edelman.com Kara Brickman (212) 729-2443 Kara.brickman@edelman.com	Paul Schulman/Bob Marese (212) 929-5500 (800) 322 -2885

Forward Looking Statements

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks and uncertainties.  When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Hospitality Trust, Inc.’s (“Ashford Trust”) control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition.  These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.  In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the ability to successfully integrate Ashford Trust and FelCor Lodging Trust Incorporated (“FelCor”); and the ability to recognize the anticipated benefits from the proposed combination of Ashford Trust and FelCor, including the anticipated synergies resulting from the proposed combination.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

Additional Information

This communication does not constitute an offer to buy or solicitation of any offer to sell securities. This communication relates to a proposal which Ashford Trust has made for a business combination transaction with FelCor. In furtherance of this proposal and subject to future developments, Ashford Trust (and, if a negotiated transaction is agreed, FelCor) may file one or more registration statements, prospectuses, proxy statements or other documents with the SEC. This communication is not a substitute for any registration statement, prospectus, proxy statement or other document Ashford Trust or FelCor may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ASHFORD TRUST AND FELCOR ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT(S), PROSPECTUS(ES), PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASHFORD TRUST, FELCOR AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (if and when they become available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or by directing a request to Ashford Trust’s Investor Relations department at Ashford Hospitality Trust, Inc., Attention: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 or by calling Ashford Trust’s Investor Relations department at (972) 490-9600. Investors and security holders may obtain free copies of the documents filed with the SEC on Ashford Trust’s website at www.ahtreit.com under the “Investor” link, at the “SEC Filings” tab.

Certain Information Regarding Participants

Ashford Trust and Ashford Inc. and their respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. You can find information about Ashford Trust’s directors and executive officers in Ashford Trust’s definitive proxy statement for its most recent annual meeting filed with the SEC on April 25, 2016. You can find information about Ashford Inc.’s directors and executive officers in Ashford Inc.’s definitive proxy statements for its most recent annual meeting and special meeting filed with the SEC on April 28, 2016 and October 7, 2016, respectively. You can find information about FelCor’s directors and executive officers in FelCor’s definitive proxy statement for its most recent annual meeting filed with the SEC on April 14, 2016. These documents are available free of charge at the SEC’s web site at www.sec.gov and (with respect to documents and information relating to Ashford Trust) from Investor Relations at Ashford Trust, as described above.  Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other related documents filed with the SEC if and when they become available.

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